UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 24, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-25675                    74-3055158
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 24, 2007, the Registrant entered into an Asset Purchase Agreement with Digital Info Security Company ("DISC") pursuant to which DISC purchased the Registrant's PolicyBridge software and its associated intellectual property rights for aggregate consideration of $285,000. DISC has agreed to provide service and support for all current PolicyBridge customers previously served by the Registrant. Prior to their entry into the transaction, the Registrant and DISC did not have a material relationship.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PATRON SYSTEMS, INC.



Date:    May 31, 2007                 By:  /s/ Martin T. Johnson
                                           -----------------------------------
                                           Martin T. Johnson
                                           Chief Financial Officer


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